SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2003

                          MEDSOURCE TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                        000-49702              52-2094496
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(State or Other Jurisdiction      (Commission File No.)       (IRS Employer
       of Incorporation)                                     Identification No.)

110 Cheshire Lane, Suite 100, Minneapolis, MN              55305
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(Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (952) 807-1234



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Item 9.    Regulation FD Disclosure.
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           The following information is being provided under Item 12 of Form
8-K, "Results of Operations and Financial Condition". Attached as Exhibit 99.1 is an earnings release with respect to the registrant's financial results for the quarter ended March 30, 2003.

Exhibits.

       Exhibit No.         Description
       -----------         -----------

          99.1             Press Release of the registrant dated April 29, 2003.





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                                    SIGNATURE
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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 29, 2003

                                            MEDSOURCE TECHNOLOGIES, INC.


                                            By: /s/ William J. Kullback
                                               ---------------------------------
                                               William J. Kullback
                                               Senior Vice President - Finance
                                                 and Chief Financial Officer




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                                  EXHIBIT INDEX

       Exhibit No.         Description
       -----------         -----------

          99.1             Press Release of the registrant dated April 29, 2003.